Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 27, 2003


                          ONE LIBERTY PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                         0-11083                   13-3147497
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(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
   of Incorporation)                                        Identification No.)




60 Cutter Mill Road, Suite 303, Great Neck, New York                  07004
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (516) 466-3100



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On September 12, 2003, One Liberty Properties, Inc. (the "Company") filed a registration statement on Form S-3 (Commission File No. 333-108765) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), with respect to an aggregate of $200,000,000 of common stock that may be sold by the Company from time to time pursuant to Rule 415 under the Act. On October 2, 2003, the Registration Statement was declared effective by the Commission.

         On October 27, 2003, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated as underwriters, for the public offering of up to 3,250,000 shares of the Company's common stock (plus an additional 467,500 shares of common stock to cover the underwriters' over-allotment option) pursuant to the Registration Statement, and filed with the Commission pursuant to Rule 424(b)(2) under the Act a definitive prospectus supplement setting forth, among other things, the public offering price and other terms of the offering as set forth in the Underwriting Agreement (the "Prospectus Supplement").

         In connection with the execution of the Underwriting Agreement and the filing of the Prospectus Supplement with the Commission, the Company is filing this Report on Form 8-K in order to file the Underwriting Agreement, which exhibit shall be deemed to be incorporated by reference into the Registration Statement. Also attached hereto as Exhibit 99.1 is a press release issued by the Company on October 27, 2003 regarding the pricing of the offering of its common stock pursuant to the Underwriting Agreement. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                              Description
------------------      --------------------------------------------------
------------------      --------------------------------------------------

1.1 Underwriting Agreement dated October 27, 2003 between the Company and Friedman, Billings, Ramsey & Co., Inc. Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated, as Representatives of the several Underwriters

99.1                    Press Release of the Company, dated October 27, 2003

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE LIBERTY PROPERTIES, INC.

Date:  October 28, 2003                 By:  /s/ Mark H. Lundy
                                             -----------------
                                             Mark H. Lundy
                                             Vice President

                                  EXHIBIT INDEX


Exhibit No.                             Description
------------------      -----------------------------------------------------
------------------      -----------------------------------------------------

1.1 Underwriting Agreement dated October 27, 2003 between the Company and Friedman, Billings, Ramsey & Co., Inc. Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated as Representatives of the several Underwriters

99.1                    Press Release of the Company, dated October 27, 2003

                                    EXHIBIT 1.1

                          ONE LIBERTY PROPERTIES, INC.
                        3,250,000 SHARES OF COMMON STOCK
                             UNDERWRITING AGREEMENT

                                TABLE OF CONTENTS
                                                                          PAGE
1.      Sale and Purchase...................................................3
2.      Payment and Delivery................................................3
3.      Representations and Warranties of the Company ......................4
4.      Certain Covenants of the Company ..................................14
5.      Payment of Expenses ...............................................17
6.      Conditions of the Underwriters' Obligations .......................18
7.      Termination........................................................25
8.      Increase in Underwriters' Commitments .............................26
9.      Indemnity and Contribution by the Company and the Underwriters.....26
10.     Survival ..........................................................30
11.     Notices ...........................................................30
12.     Governing Law; Consent to Jurisdiction; Headings ..................30
13.     Parties in Interest................................................31
14.     Counterparts.......................................................31
                                        i

                          ONE LIBERTY PROPERTIES, INC.
                        3,250,000 SHARES OF COMMON STOCK


                             UNDERWRITING AGREEMENT

                                October 27, 2003

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
FERRIS, BAKER WATTS, INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED as Representatives of the several Underwriters c/o Friedman, Billings, Ramsey & Co., Inc. 1001 19th Street North Arlington, Virginia 22209

Dear Sirs:

        One Liberty Properties, Inc., a Maryland corporation (the "Company"), confirms its agreement with Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated, Stifel, Nicolaus & Company, Incorporated and each of the other Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock of the Company, $1.00 par value per share (the "Common Shares"), set forth in Schedule I hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 487,500 Common Shares to cover over-allotments, if any. The 3,250,000 Common Shares to be purchased by the Underwriters (the "Initial Shares") and all or any part of the 487,500 Common Shares subject to the option described in Section 1(b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares." The Company acknowledges that at its request, the Underwriters have reserved up to 50,000 of the Initial Shares for sale to Gould Investors L.P. at the purchase price per share of $17.3375.

        The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

        The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"), with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (No. 333-108765) (the "Registration Statement") relating to the offering of up to $200,000,000 of its common stock by the Company from time to time pursuant to Rule 415 of the Securities Act. The Registration Statement, as declared effective on October 2, 2003, contains a prospectus and incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (the "Exchange Act
                                        1

Regulations"). The Company has prepared a prospectus supplement (the "Prospectus Supplement") to the prospectus included as part of the Registration Statement setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business. The Company has furnished to the Representatives, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses containing the prospectus included as part of the Registration Statement, as supplemented by a preliminary Prospectus Supplement dated October 14, 2003, and including the documents incorporated in such prospectus by reference (collectively, the "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the Registration Statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein which have been filed with the Commission prior to the date hereof, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations are collectively herein called the "Registration Statement," and the prospectus, including all documents incorporated therein by reference which have been filed with the Commission prior to the date hereof, included in the Registration Statement, as supplemented by the Prospectus Supplement dated October 27, 2003, in the form filed by the Company with the Commission pursuant to Rule 424(b) of the Securities Act Regulations on or before the second business day following the date of this Agreement (or on such other day as the parties may mutually agree), is herein called the "Prospectus." Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Securities Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. All references in this Agreement to financial statements and schedules and other information which are "contained," "included," "set forth," "contemplated" or stated" in the Registration Statement, the Prospectus or any Preliminary Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which have been filed with the Commission prior to the date hereof and which are or are deemed to be incorporated by reference in the Registration Statement, the Prospectus or any Preliminary Prospectus, as the case may be. Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing after the execution hereof and through the Closing Time of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any Preliminary Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), and such copy shall be identical in content to any Prospectus or Preliminary Prospectus delivered to the Underwriters for use in connection with the offering of the Shares. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         The Company and the Underwriters agree as follows:
                                        2

1.       Sale and Purchase.

        (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price per share of $17.3375, the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

        (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company all or any part of the Option Shares at the purchase price per share set forth in paragraph (a) above plus, with respect to each Underwriter purchasing Option Shares, any additional number of Option Shares which each Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time prior to the expiration of such 30 day period only for the purpose of covering over-allotments, which may be made in connection with the offering and distribution of the Initial Shares, upon written notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than three full business days (nor earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Terms of Public Offering. The Company is advised by you that the Shares are to be offered to the public initially at $18.25 per share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $0.54 per share less than the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $0.10 per share, to any Underwriter or to certain other dealers. The Underwriters may from time to time increase or decrease the Public Offering Price of the Shares after the initial public offering to such extent as the Underwriters may determine.

 2.       Payment and Delivery.

         (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior written notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option
                                        3

of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of each Underwriter, against payment by or on behalf of each Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior written notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time with respect thereto. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 31, 2003 or on such other time and date as the Company and the Representatives may agree upon in writing. The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of both Initial Shares and Option Shares is hereinafter sometimes called the "Date of Delivery."

        (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior written notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior written notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters that:

        (a) each of the Company, the subsidiaries of the Company and certain other related companies as set forth on Schedule II hereto (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as now conducted and, in the case of the Company, to authorize, execute and deliver this Agreement, and to consummate the transactions described in each such agreement;

        (b) the Company and the Subsidiaries are duly qualified or registered to transact business in each jurisdiction in which they conduct their respective businesses as now conducted and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries are in good standing in each jurisdiction in which they maintain an office or in which the nature or conduct of their respective businesses as now conducted requires such qualification, except where the failure to be in good standing could not reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;
                                        4
        (c) the Company and the Subsidiaries, and their assets, operations and business, are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments;

        (d) neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter, by-laws, certificate of limited liability company, agreement of limited liability company, certificate of limited partnership or partnership agreement, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, advisory agreement, management agreement, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which could not reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, and the issuance, sale and delivery by the Company of the Shares, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the charter, by-laws, certificate of limited liability company, agreement of limited liability company, certificate of limited partnership or partnership agreement, as the case may be, of the Company or any of the Subsidiaries, (ii) any provision of any license, advisory agreement, management agreement, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, and no such license, advisory agreement, management agreement, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

        (e) the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by Federal or state securities laws and public policy considerations in respect thereof,
                                        5

        (f) the issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and the issuance of the Shares will not be subject to any preemptive or similar rights; except as contemplated herein, no person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement; no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company; there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement; the form of certificates evidencing the Shares complies with all applicable legal requirements and with all applicable requirements of the charter and bylaws of the Company and the requirements of the American Stock Exchange;

        (g) no approval, authorization, consent or order of or filing with any Federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby or the sale and delivery of the Shares as contemplated hereby other than
(i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the American Stock Exchange and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

        (h) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons required in order to own their respective assets and to conduct their respective operations and businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries, nor any of their assets, operations or businesses is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any Federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to be material and adverse to the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

        (i) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of
                                        6

the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with;

        (j) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the Securities Act, set forth in the General Instructions to Form S-3; the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will comply, when they have become effective or are filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, in each case, present, or will present, fairly the information required to be shown; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

        (k) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

        (1) each document incorporated by reference or deemed to be incorporated by reference in the Registration Statement and in the Prospectus, when each became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the regulations promulgated under the Exchange Act (the "Exchange Act Regulations"), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                       7

        (m) all legal or governmental proceedings, contracts or documents which are material and of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required;

        (n) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity is subject, at law or in equity, before or by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency which could reasonably be expected to result in a judgment, decree, award or order having a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, or which could adversely affect the consummation of the transactions contemplated by this Agreement in any material respect;

        (o) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus or incorporated by reference therein present fairly the financial position of the Company and the Subsidiaries as of the dates indicated and the results of operations and changes in financial position and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the Registration Statement and the Prospectus or incorporated by reference therein fairly present the information shown therein; no other financial statements or schedules are required by Form S-3 or otherwise to be included in the Registration Statement or Prospectus;

        (p) the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13, 14, 15(d) of the Exchange Act during the preceding twelve calendar months and if during such period the Company has relied on Rule 12b-25(b) under the Exchange Act ("Rule 12b-25(b)") with respect to a report or a portion of a report, that report or portion of a report has actually been filed within the time period prescribed by Rule 12b-25(b);

        (q) Ernst & Young LLP, whose reports on the audited financial statements of the Company and the Subsidiaries are included as part of the Registration Statement and Prospectus or are incorporated by reference therein are and were during the periods covered by their reports independent public accountants within the meaning of the Securities Act and the Securities Act Regulations;

        (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (i) any material adverse change in the assets, operations, business, prospects or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, whether or not arising in the
                                        8

ordinary course of business, (ii) any transaction, which is material to the Company and the Subsidiaries taken as a whole, planned or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole or (iv) except in accordance with the Company's ordinary practice as disclosed in the Registration Statement and the Prospectus, any dividend or distribution of any kind declared, paid or made with respect to the capital stock of the Company;

        (s) the authorized shares of capital stock of the Company conform in all material respects to the description thereof contained in the Prospectus; the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" as of the date stated in such section; immediately after the Closing Time, 9,009,122 Common Shares and 648,058 shares of $16.50 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock") will be issued and outstanding (subject to the Underwriters' option described in Section 1(b) hereof) and no shares of any other class of capital stock will be issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, and have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, Federal and state securities laws); none of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for shares of capital stock of the Company;

        (t) each of the Company, the Subsidiaries, and each of their respective officers, directors and controlling persons, directly or indirectly, (A) has not taken, and will not take any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement: (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company;

         (u) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

         (v) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (w) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

                                     9

        (x) the Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and all the improvements thereon owned, or described in the Prospectus as owned, by them, good and marketable title to the lessor's interest under each lease at each of such properties, and good title to all personal property owned, or described in the Prospectus as owned, by them, in each case free and clear of all liens, security interests, pledges, charges, leases, encumbrances, mortgages and defects, except such as are disclosed generally in the Prospectus or the financial statements thereto or such as do not materially and adversely affect the value to the Company of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries and by the lessee under each lease at each of such properties; all the leases of real property and buildings to which the Company or any Subsidiary is a party are valid, existing and enforceable leases, with no exceptions, and subject to no liens, security interests, pledges, charges, encumbrances, mortgages or defects, other than as are disclosed in the Prospectus or as are not material to the Company and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary and by the lessee under each lease at each of such properties and neither the Company nor any Subsidiary knows of any default or possible default under any such lease by the Company or any Subsidiary or any other party to such lease; the Company or a Subsidiary has obtained a valid and enforceable owner's title insurance policy from a title insurance company licensed to issue such policy on any real property owned by the Company or any Subsidiary that remains in force and insures the Company's or the Subsidiary's fee interest in such real property with coverage in an amount at least equal to the greater of the original purchase price of such fee interest in the real property and the maximum aggregate principal amount of any indebtedness of the Company or any Subsidiary and secured by the real property;

        (y) the improvements at each real property owned by the Company or any of its Subsidiaries are in good condition and repair in accordance with the terms of each respective lease at each such property and are in compliance with all applicable zoning and other applicable laws, ordinances and regulations, and no such property or improvements presently is affected by an event of casualty, or is presently subject to or threatened in writing with an event of condemnation, in each case other than as does not interfere with the use made or proposed to be made of such property and improvements by the Company or such Subsidiary and by the lessee under each lease at each of such properties and will not materially and adversely affect the value of such property and improvements; the joint venture agreements, limited liability company agreements, limited partnership agreements and other agreements pursuant to which the Company or its Subsidiaries own real property or interests in entities which own real property, and the purchase agreements to which the Company or any its Subsidiaries is a party pursuant to which the Company or any of its Subsidiaries has agreed to acquire real property, are valid, legally binding and enforceable, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, and neither the Company nor any Subsidiary knows of any default or possible default under any such agreement by the Company or any Subsidiary or any other party to such agreement; the Preliminary Prospectus correctly states, and the Prospectus or any amendment or supplement thereto will correctly state in all material respects, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), the rentable square footage of the improvements at, the type of use presently being made of, and the 2003 contractual rental revenue stated to be paid by the tenant at, each real property owned by the Company and its Subsidiaries;
                                       10
        (z) to the knowledge of the Company, there are no statutes or regulations applicable to the Company or any of the Subsidiaries or the assets, operations, or businesses of any of them or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity;

        (aa) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, trustees, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

        (bb) the Company and each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively "Intangibles"), necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any Subsidiary;

        (cc) each of the Company and the Subsidiaries has filed on a timely basis all necessary Federal, state, local and foreign income, franchise and real or personal property tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially adversely affect the assets, operations, business, prospects or condition (financial or otherwise) of any such entity, respectively; all tax liabilities, if any, are adequately provided for on the respective books of such entities;

         (dd) each of the Company and the Subsidiaries maintains insurance or its tenants maintain insurance to the benefit of the Company or its Subsidiaries (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real
                                       11

and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, and such insurance includes coverage for each property in an amount not less than the replacement cost (less the amount of a commercially reasonable deductible) for the improvements at such property, all of which insurance is in full force and effect;

        (ee) except as otherwise disclosed in the Prospectus, neither the Company, any of the Subsidiaries nor to the knowledge of the Company, any former owner of any real property owned by the Company or the Subsidiaries has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company or any of the Subsidiaries, including any real property underlying any loan held by the Company or the Subsidiaries and any real property owned by an entity in which the Company or the Subsidiaries own an interest (collectively, the "Real Property"), and the Company's, the Subsidiaries' and, to the knowledge of the Company, the former owners of the Real Property's operations with respect to the Real Property, are and were in compliance with all Federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company and the Subsidiaries are in compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws; except as otherwise disclosed in the Prospectus, neither the Company nor the Subsidiaries or, to the knowledge of the Company, any former owner of any of the Real Property has received any written or oral notice from any governmental entity or any other person; there is no pending or threatened claim, litigation or any administrative agency proceeding that (A) alleges a violation of any Environmental Laws by the Company or any of the Subsidiaries, (B) alleges that the Company or any of the Subsidiaries is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, et seg., or any state superfund law, (C) has resulted in or could result in the attachment of an environmental lien on any of the Real Property, or (D) alleges that the Company or any of the Subsidiaries is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards;

         (ff) neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any officer, director or trustee purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, Federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law,
                                       12

(iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or
(iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

        (gg) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

        (hh) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (ii) the Company is organized and operates in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's proposed method of operation will enable it to meet the requirements for taxation as a real estate investment trust under the Code;

         (jj) the Shares have been approved for listing, upon official notice of issuance, on the American Stock Exchange;

         (kk) in connection with this offering, the Company has not offered and will not offer its Common Shares or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Securities Act or the Securities Act Regulations; the Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares, except as contemplated herein;

         (11) to the best knowledge of the Company, each of the properties owned by the Company or any Subsidiary is in compliance with all presently applicable provisions of the Americans with Disabilities Act, except for any failures to comply which would not, singly or in the aggregate, result in a material adverse change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole;

         (mm) neither the Company nor any of the Subsidiaries is, or solely as a result of transactions contemplated hereby and the application of the proceeds from the sale of the Shares, will become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

         (nn) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;
                                       13

        (oo) to the Company's knowledge, no general labor problem exists or is imminent with the employees of the Company or any of its Subsidiaries;

        (pp) except for the interests in the Subsidiaries owned by the Company and the interests disclosed on Schedule III hereto, neither the Company nor any Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity; and

        (qq) each of the Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
(A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4. Certain Covenants of the Company. The Company hereby covenants with each
Underwriter:

        (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

        (b) if, at the time this Agreement is executed and delivered, it is necessary for a posteffective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

        (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) within the time period prescribed by law, on the day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;
                                       14

        (d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

        (e) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

        (f) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

         (g) to furnish to the Underwriters for a period of five years from the date of this Agreement by any means pursuant to which the Underwriters will receive a copy thereof, including by electronic transmission, (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Common Shares, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other publicly available information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

         (h) to advise the Underwriters promptly during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations (i) of any material change in the Company's assets, operations, business, prospects or condition (financial or otherwise) or (ii) of the happening of any event which would require the making of any change in the Prospectus then being used so that the Prospectus would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to the Prospectus as may be necessary to reflect any such change;

         (i) to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;
                                      15
        (j) to furnish to the Underwriters, not less than two business days before filing with the Commission, subsequent to the effective date of the Prospectus and during any period of time in which a prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

        (k) to apply the net proceeds of the sale of the Shares substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

        (1) to make generally available to its security holders as soon as practicable, but in any event not later than forty-five days following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11 (a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of at least 12 months after the effective date of the Registration Statement;

        (m) to use its best efforts to effect and maintain the listing of the Shares on the American Stock Exchange and to file with the American Stock Exchange all documents and notices required by the American Stock Exchange of companies that have securities that are listed on the American Stock Exchange;

         (n) except for the granting of options in the ordinary course of business pursuant to the Company's 1989 Stock Option Plan, 1996 Stock Option Plan or the 2003 Incentive Plan (not to exceed an aggregate of 85,000 options), to refrain during a period of 90 days from the date of the Prospectus, without the prior written consent of the Representatives, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; the foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option outstanding on the date hereof or upon the exercise of any option granted in the ordinary course of business as provided herein, or (C) any Common Shares issuable upon the conversion of any shares of Preferred Stock outstanding on the date hereof;

         (o) the Company will maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares;
                                       16

        (p) the Company will use its best efforts to continue to meet the requirements to qualify as a real estate investment trust under the Code;

        (q) the Company will comply with all of the provisions of any undertakings in the Registration Statement;

        (r) the Company and the Subsidiaries will conduct their affairs in such a manner so as to ensure that neither the Company nor any Subsidiary will be an "investment company" or an entity "controlled" by an investment company within the meaning of the 1940 Act;

        (s) if at any time during the 30-day period after the execution of this Agreement, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' reasonable opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, in compliance with the Securities Act, the Securities Act Regulations and other applicable laws and reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event;

        (t) to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (u) for a period of 90 days after the date hereof, neither the Company nor any Subsidiary will, directly or indirectly: (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; or
(ii)(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares; or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company; and

         (v) the Company will obtain each of the lock-up agreements described in
Section 6(j) hereof prior to the Closing Time.

 5.      Payment of Expenses.

         (a) The Company agrees to pay all costs and expenses incident to the performance of the Company's obligations under this Agreement whether or not the transactions contemplated hereunder are consummated or this Agreement terminated, including, but not limited to, all fees and expenses of and filing with the Commission and the NASD; all blue sky fees and expenses, fees and disbursements of counsel and accountants for the Company, printing costs, including
                                       17

costs of printing the Prospectus, and any amendments thereto; all underwriting documents, Blue Sky Memoranda, a reasonable quantity of Prospectuses requested by the Representatives, and the Company's road show costs and expenses.

        (b) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the Shares hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof and at the Closing Time and on each Date of Delivery, as if made on and as of such date, (ii) the performance by the Company of its obligations, covenants and agreements hereunder, and (iii) the following further conditions:

        (a) The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' and their counsel's reasonable satisfaction. A prospectus containing information relating to the description of the Shares, the specific method of distribution and similar matters shall have been filed within the prescribed time period, and prior to the Closing Time with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A). There shall not have come to the Underwriters' attention any facts that would cause the Underwriters to reasonably believe that the Prospectus, together with the Prospectus Supplement, at the time it was required to be delivered to purchasers of the Shares, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of (i) 11:00 a.m., New York City time, on the date on which the amendment to the Registration Statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Shares has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b) or, with respect to the Registration Statement, such later time and date as shall have been consented to in writing by you; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act;
                                       18

        (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of McCarter & English, LLP, counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form satisfactory to Winston & Strawn LLP, counsel for the Underwriters, stating that:

                (i) the authorized shares of common stock of the Company conform as to legal matters to the description thereof contained in the Prospectus and meet the requirements of Form S-3 under the Securities Act; the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization" as of the date stated in such section; the outstanding shares of common stock or capital stock, as the case may be, of the Company and the Subsidiaries have been duly and validly authorized and to such counsel's knowledge issued and are fully paid and non-assessable; all of the authorized and validly issued shares of capital stock of, or other equity interests in the Subsidiaries, as the case may be, are directly or indirectly owned of record by the Company; to such counsel's knowledge except as disclosed in the Prospectus, there are no authorized and validly issued (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any shares of common stock of the Company or any capital stock or interests in any such Subsidiary or (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such shares of common stock, capital stock, interests or any such convertible or exchangeable securities or obligations; except as set forth in the Prospectus or contemplated by this Agreement, to such counsel's knowledge there are no outstanding obligations of the Company or any such Subsidiary to issue any shares of common stock, capital stock or interests, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

                 (ii) the Company and the Subsidiaries each has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with the requisite corporate power and authority to own its respective properties except where the failure thereof would not have a material adverse effect on the Company and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described herein;

                 (iii) the Company and the Subsidiaries are duly qualified in or registered by and are in good standing in each jurisdiction specifically referred to in the Registration Statement and Prospectus as jurisdictions in which property securing loans proposed to be made or acquired by the Company is located and in which the failure, individually or in the aggregate, to be so qualified would have a material adverse effect on the assets, operations, business, or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; to such counsel's knowledge, other than the Subsidiaries and the interests disclosed on Schedule_ III hereto, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association;
                                       19

        (iv) to such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries is in material breach of, or in material default under (nor has any event occurred which with notice, lapse of time, or both would constitute a material breach of, or material default under) its respective charter, by-laws, certificate of limited liability company, agreement of limited liability company, certificate of limited partnership or partnership agreement, as the case may be, or in the performance or observation of any obligation, agreement, covenant, or condition contained in any material license, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected;

        (v) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated under this Agreement do not and will not result in the creation or imposition of any lien, encumbrance, or to such counsel's knowledge, charge or claim upon any property or assets of the Company or the Subsidiaries, or conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the charter, bylaws, certificate of limited liability company, agreement of limited liability company, certificate of limited partnership or partnership agreement, as the case may be, of the Company or any Subsidiary, (ii) to such counsel's knowledge, any provision of any material license, lease, indenture, mortgage, deed of trust, deed to secure debt, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) to such counsel's knowledge, any law or regulation or any decree, judgment or order applicable to the Company or any Subsidiary (other than State and foreign securities or blue sky laws and the rules and regulations of the NASD, as to which counsel need express no opinion, or the Federal securities laws, as to which counsel need express only that nothing has come to its attention to lead it to believe that such a violation has or will occur);

         (vi) the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in
Section 9 hereof may be limited by the Federal or state securities laws of the United States or public policy underlying such laws;

         (vii) no approval, authorization, consent or order of or filing with any Federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby by the Company, or the sale and delivery of the Shares by the Company as contemplated hereby, other than such as
                                       20

have been obtained or made under the Securities Act or the Exchange Act and such approvals as have been obtained in connection with the listing of the Shares on the American Stock Exchange and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD;

        (viii) to such counsel's knowledge, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in the Registration Statement and the Prospectus, except to the extent that any failure to have such licenses, authorizations, consents and approvals, to make such filings or have any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; to such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any Federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could be material and adverse to the assets, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;

         (ix) the Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, will have been issued in compliance with all Federal securities laws, to the knowledge of such counsel, and, except for any action that may have been taken by the holder thereof, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

         (x) the issuance and sale of the Shares by the Company will not violate any preemptive rights or other rights to subscribe for or purchase securities, is not subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party or, to such counsel's knowledge, otherwise;

         (xi) to such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (xii) the form of certificate used to evidence the Shares complies with all applicable statutory requirements, with any applicable requirements of the charter and bylaws of the Company and the requirements of the American Stock Exchange;
                                       21

        (xiii) based upon the verbal advice of the a representative of the Securities and Exchange Commission the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

        (xiv) as of the effective date of the Registration Statement, the Registration Statement, any Rule 462(b) Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

        (xv) the statements under the captions "Our Company," "Market Price and Dividends on our Common Stock," "Additional Risk Factor," "Description of Securities," "Risk Factors" and "Certain Federal Income Tax Considerations," in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters, documents and proceedings referred to therein, constitute accurate summaries thereof in all material respects;

        (xvi) the Shares have been approved for listing on the American Stock Exchange;

        (xvii) to such counsel's knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of the Company or any of its Subsidiaries are subject, at law or in equity, before or by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency that are required to be described in the Prospectus but are not so described;

        (xviii) to such counsel's knowledge, there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or to be described, summarized or incorporated by reference in the Prospectus which have not been so filed, described, summarized or incorporated; and each filing incorporated by reference or deemed to be incorporated by reference in the Registration Statement and in the Prospectus, when each became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations; and

        (xix) neither the Company nor any of the Subsidiaries is, or solely as a result of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds," will become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.
                                       22

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs
(i), (xiv) and (xv) above), nothing has caused them to believe that the Registration Statement as of its effective date, and as of the date of such counsel's opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Prospectus or the Prospectus, as of their respective issue dates and as of the date of such counsel's opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Registration Statement, Preliminary Prospectus or Prospectus).

        (c) The Representatives shall have received from Ernst & Young LLP letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representatives as representative of the Underwriters and in form and substance satisfactory to the Representatives.

         (d) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Winston & Strawn LLP, dated the Closing Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

         (e) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (f) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus shall have been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred; and (ii) from the time the Registration Statement was declared effective up to and including the Closing Time or Date of Delivery, as applicable, the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries
                                       23

taken as a whole shall occur or become known (whether or not arising in the ordinary course of business), (ii) no transaction which is material and outside of the ordinary course of business of the Company shall have been entered into by the Company or any of the Subsidiaries, (iii) neither the Company nor any Subsidiary has incurred any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) there has not been any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole or (v) neither the Company nor any Subsidiary has sustained any loss or damage (whether or not insured) to the property of the Company or such Subsidiary which could have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

        (h) At the Closing Time, the Shares shall have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

        (i) The NASD shall have stated that it will raise no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

        (j) The Representatives shall have received letters (each, a "Lock-up Agreement") from each person listed on Schedule IV hereto, in form and substance satisfactory to the Representatives, confirming that for a period of 90 days after the Closing Time, such persons will not directly or indirectly (i) offer, pledge to secure any obligation due on or within 90 days after the Closing Time, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of, or otherwise dispose of or transfer (other than a disposition or transfer pursuant to which the acquiror or transferee is subject to the restrictions on disposition and transfer set forth in this Section 6(j) to the same extent as such stockholder delivering a letter hereunder), directly or indirectly, any Common Shares (other than by participating as selling stockholders in a registered offering of Common Shares offered by the Company with the consent of the Representatives) or any securities convertible into or exercisable or exchangeable for Common Shares or
(ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives, which consent may be withheld at the sole discretion of the Representatives.

        (k) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of two principal executive officers to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (f), (g), (h) and (n) have been met and are true and correct as of such date.

        (1) The Company shall have furnished to the Underwriters such other documents and certificates or other information, including with respect to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein, the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.
                                       24

        (m) All filings with the Commission required by Rule 424 under the Securities Act shall have been made within the applicable time period prescribed for such filing by such Rule.

        (n) The Company shall perform such of its obligations and satisfy all conditions under this Agreement that are to be performed or satisfied by the terms hereof at or before the Closing Time or the relevant Date of Delivery.

        The several obligations of the Underwriters to purchase Shares hereunder are also subject to the delivery to the Representatives on the relevant Date of Delivery of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares and other matters related to the issuance of the Shares.

7. Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market or deliver the Shares or enforce contracts for the sale of the Shares, or
(iv) if trading in any securities of the Company has been suspended by the Commission or by the American Stock Exchange or if trading generally on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) any Federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representatives has a material adverse affect or will have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company, or (vii) any action has been taken by any Federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representatives has a material adverse effect on the securities markets in the United States, or (viii) in the case of any of the events specified in clauses (i) through (vii), such event, singly or together with any other such events, makes it, in the judgment of the Representatives, impracticable to market or deliver the Shares on the terms and in the manner contemplated in the Prospectus.
                                       25

        If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

        If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is . not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters' Commitments. If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter, except that the provisions of Sections 5 and 9 shall at all times be effective and survive such termination.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

        If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

        The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

                                         26

 9.   Indemnity and Contribution by the Company and the Underwriters.


        (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon:

                (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement;

                (ii) any untrue statement or alleged untrue statement of a material fact contained in: (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto and including any Rule 462(b) Registration Statement; or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Subsidiary or based upon written information furnished by or on behalf of the Company or any Subsidiary filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                (iii) any omission or alleged omission to state in any such Registration Statement or any amendment thereto, a material fact required to be stated therein or necessary to make the statements made therein not misleading, or in any such Preliminary Prospectus or Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; or

                (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials prepared, approved or used by the Company in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings;

        Except insofar as any such loss, expense, liability, damage or claim under this Section 9(a) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Preliminary Prospectus, Prospectus, or Application (as set forth in subsection (b) below); provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representatives and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from noncompliance by the Company with Section 4(a) of this Agreement.
                                       27

        If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to this
Section 9(a), such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company and which counsel to the Underwriter believes may present a conflict for counsel representing the Company and the Underwriter (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

        (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Subsidiaries, their trustees and directors, the officers that signed the Registration Statement and any person who controls the Company or any Subsidiary within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in the Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth under the caption "Underwriting" regarding (i) concessions to dealers in connection with the sale of Shares and (ii) stabilizing in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(j) and this Section 9.

        If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the
                                       28

Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

        (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

        (d) The Company, on the one hand, and the Underwriters, on the other, agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro
                                       29

rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable
(ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

10. Survival. The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Subsidiaries contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Subsidiaries, their trustees or directors and officers or any person who controls the Company, any Subsidiary within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 60 Cutter Mill Road, Great Neck, New York 11021.

 12. Governing Law; Consent to Jurisdiction; Headings. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The parties hereto agree to be subject to, and hereby irrevocably submit to, the nonexclusive jurisdiction of any United States Federal or Virginia state court sitting in Alexandria, Virginia, in respect of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein, and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
                                       30

13. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

                            [Signature pages follow]
                                       31

        If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.


Very truly yours,

ONE LIBERTY PROPERTIES, INC.
By:  /s/ Jeffrey Fishman
-------------------------------
     Jeffrey Fishman
     President and CEO

Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC. FERRIS, BAKER WATTS, INCORPORATED STIFEL, NICOLAUS & COMPANY, INCORPORATED

BY: FRIEDMAN, BILLINGS, RAMSEY & CO,, INC.


 By; James R. Kleeblatt
 Its: Senior Managing Director


For themselves and as Representatives
of the other Underwriters named on
Schedule I hereto.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                   Schedule I

                                                 Number of Initial
Underwriter                                    Shares to be Purchased

Friedman, Billings, Ramsey & Co., Inc.             2,275,000
Ferris, Baker Watts, Incorporated                    650,000
Stifel,  Nicolaus & Company, Incorporated            325,000
                                                   ---------

      Total                                        3,250,000

                                       34





                                   Schedule II
                           SUBSIDIARIES OF THE COMPANY

                                                            State of
    Company                                               Organization

OLP Action, Inc.                                            Michigan
OLP Arby's II                                               South Carolina
OLP Iowa, Inc.                                              Delaware
OLP Texas, Inc.                                             Texas
OLP-TSA Georgia, Inc.                                       Georgia
OLP Dixie Drive Houston, Inc.                               Texas
OLP Greenwood Village, Colorado, Inc.                       Colorado
OLP Ft. Myers, Inc.                                         Florida
OLP Rabro Drive Corp.                                       New York
OLP Chattanooga, Inc.                                       Tennessee
OLP Columbus, Inc.                                          Ohio
OLP Mesquite, Inc.                                          Texas
OLP South Highway Houston, Inc.                             Texas
OLP Selden, Inc.                                            New York
OLP Palm Beach, Inc.                                        Florida
OLP New Hyde Park, Inc.                                     New York
OLP Champaign, Inc.                                         Illinois
OLP Batavia, Inc.                                           New York
OLP Hanover PA, Inc.                                        Pennsylvania
OLP Grand Rapids, Inc.                                      Michigan
OLP El Paso, Inc.                                           Texas
OLP Plano, Inc.                                             Texas
OLP Hamilton, Inc.                                          New York
OLP Hauppauge, LLC                                          New York
OLP Ronkonkoma, LLC                                         New York
OLP Plano 1, L.P.                                           Texas
OLP El Paso 1, L.P.                                         Texas
OLP Plano, LLC                                              Delaware
OLP El Paso 1, LLC                                          Delaware
OLP Hanover 1, LLC                                          Pennsylvania
OLP Theatres, LLC                                           Delaware
OLP Norwalk, LLC                                            Delaware
Elpans, LLC                                                 New York
Zero City, LLC                                              Delaware
OLP Holdings, LLC                                           Delaware
OLP Austell, LLC                                            Delaware
OLP Southlake, LLC                                          Delaware
OLP Centerreach, LLC                                        New York
OLP Beavercreek, LLC                                        Delaware
Chattanooga Realty Acquisition, LLC                         Delaware



                                    EXHIBIT 99.1

                                    Schedule III
                               INVESTMENTS IN SECURITIES

SECURITY                                                    NUMBER OF
                                                              SHARES

BARNES & NOBLE, INC.                                           250
COMMERCIAL NET LEASE REALTY, INC.                              175
CRESCENT REAL ESTATE EQUITY TRUST                              125
ENTERTAINMENT PROPERTIES TRUST                               2,625
GART SPORTS CO                                                 100
HELIG MEYERS CO                                                 50
HOLLYWOOD ENTERTAINMENT CORPORATION                            250
JUST FOR FEET                                                   50
K MART CORPORATION                                              50
KROGER COMPANY                                                 200
MAY DEPARTMENT STORES                                           95
LAQUINTA PPTYS-MEDITRUST CORP PAIRED ST                        350
PAYLESS SHOESOURCE, INC.                                        50
SPORTS AUTHORITY INC.                                           50
ULTIMATE ELECTRONICS INC.                                       50
USX-MARATHON GROUP INC.                                         25
WINSTON HOTELS, INC.                                           125
TOYS R US, INC.                                                 81
NEW PLAN EXCEL REALTY TRUST INC.                                60
NEW PLAN EXCEL LEGACY CORP.                                     50
REALTY INCOME CORP.                                            100
ACTION AUTO STORES, INC.                                       100
ERNST HOME CENTER                                              100
BRT REALTY TRUST                                            30,048
BARNES & NOBLE, INC.                                           250
COMMERCIAL NET LEASE REALTY, INC.                              175





                                     Schedule IV

                          PERSONS SUBJECT TO LOCK-UP AGREEMENTS

      NAME                                    SHARES

Fredric H. Gould                              243,987
Jeffrey Gould                                 116,646
Matthew Gould                                 146,134
Jeffrey Fishman                               13,200
Israel Rosenzweig                             71,670
David W. Kalish                               17,875
Simeon Brinberg                               11,433
Mark H. Lundy                                 8,300
Seth D. Kobay                                 0
Karen Dunleavy                                200
Lawrence G. Ricketts                          900
Joseph A. Amato                               0
Charles Biederman                             5,000
James J. Bums                                 2,000
Arthur Hurand                                 45,976
Marshall Rose                                 156,769
Gould Investors L.P.                          542,397

Contact: Mark Lundy
Vice President and Secretary
516-466-3100


                                                    FOR IMMEDIATE RELEASE

               One Liberty Properties, Inc. Prices Public Offering

Great Neck, New York, October 27, 2003 - One Liberty Properties, Inc. (AMEX:
OLP, OLP Pr) today announced that is has priced its public offering of 3,250,000 shares of common stock at an offering price of $18.25 per share.

         A registration statement relating to these securities was filed and declared effective by the Securities and Exchange Commission. The managing underwriters for the offering are Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated. The offering of these securities will be made only by means of a prospectus.

         One Liberty has granted the underwriters an option, exercisable within 30 days of the pricing date, to purchase up to 487,500 additional shares of common stock to cover over-allotments, if any.

         This release shall not constitute an offer to sell or the solicitation of any offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state. To obtain a copy of the prospectus, contact Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209.

         One Liberty is a New York-based REIT that specializes in the acquisition and ownership of a diverse portfolio of real estate properties under long term net leases. For more information on One Liberty, please visit our website at http://www.onelibertyproperties.com.